REPORT OF
INDEPENDENT AUDITORS


To the Board of Trustees of
Investec Funds

In planning and performing our
audit of the financial statements
of Investec Funds, comprising
respectively, the Investec Asia
Focus Fund, Investec China &
Hong Kong Fund, Investec
Mainland China Fund, and
Investec Wired Index Fund for
the year ended December 31,
2002, we considered its internal
control, including control
activities for safeguarding
securities, in order to determine
our auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-
SAR, not to provide assurance
on the internal control.

The management of Investec
Funds is responsible for
establishing and maintaining
internal control. In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
controls. Generally, controls that
are relevant to an audit pertain to
the entity's objective of
preparing financial statements
for external purposes that are
fairly presented in conformity
with generally accepted
accounting principles. Those
controls include the safeguarding
of assets against unauthorized
acquisition, use or disposition.

Because of inherent limitations
in internal control, errors or
fraud may occur and not be
detected. Also, projection of any
evaluation of internal control to
future periods is subject to the
risk that it may become
inadequate because of the
changes in conditions or that the
effectiveness of the design and
operation may deteriorate.

Our consideration of the internal
control would not necessarily
disclose all matters in the
internal control that might be
material weaknesses under
standards established by the
American Institute of Certified
Public Accountants. A material
weakness is a condition in
which the design or operation
of one or more of the internal
control components does not
reduce to a relatively low level
the risk that misstatements
caused by error or fraud in
amounts that would be material
in relation to the financial
statements being audited may
occur and not be detected
within a timely period by
employees in the normal course
of performing their assigned
functions. However, we noted
no matters involving internal
control and its operation,
including controls for
safeguarding securities, that we
consider to be material
weaknesses as defined above at
December 31, 2002.

This report is intended solely for
the information and use of the
Board of Trustees and
management of Investec Funds
and the Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than these specified
parties.



Los Angeles, California
February 21, 2003